MFS(R)
INVESTMENT MANAGEMENT

MFS(R) MULTIMARKET
INCOME TRUST

ANNUAL REPORT o OCTOBER 31, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Results of Shareholder Meetings ...........................................  9
Portfolio of Investments .................................................. 10
Financial Statements .....................................................  22
Notes to Financial Statements ............................................  26
Independent Auditors' Report .............................................. 33
Trustees and Officers ..................................................... 35

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o  information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o  information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
 NOT FDIC INSURED                MAY LOSE VALUE              NO BANK GUARANTEE
 NOT A DEPOSIT               NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

Jeffrey L. Shames

Dear Shareholders,
As I write this in mid-November, the Dow Jones Industrial Average has just recorded its second-best October ever(1) -- a hopeful sign in what has been a bad year for investors in stocks and corporate bonds. Other types of bonds that have had a great run so far in 2002 have demonstrated the value of diversification. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-November, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. Perhaps the next good signal of consumer sentiment will be the level of retail sales over the holiday season -- which should become clear about the time this letter reaches your mailbox.

In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. A hopeful sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a preliminary report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the situation with Iraq adds to market uncertainty. They would also point out that consumer confidence dropped to a nine-year low in October, according to the Conference Board. (Optimists, however, would question the value of confidence readings that have dropped while consumer spending has remained strong.)

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    November 15, 2002

(1) Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Peter C. Vaream]

Peter C. Vaream

Dear Shareholders,
For the 12 months ended October 31, 2002, the trust provided a total return of 0.90% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The trust's total return based on its net asset value (NAV) was 2.33%. The trust's results compare with returns over the same period for the following benchmarks: 10.18% for the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index), 6.41% for the Lehman Brothers Government Bond Index, and -5.49% for the Lehman Brothers High Yield Bond Index. The Morgan Index is an unmanaged aggregate of actively traded government bonds issued from 12 countries (excluding the United States) with remaining maturities of at least one year. The Lehman Brothers Government Bond Index is unmanaged and is comprised of all publicly issued debt obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from this index.

During the past 12 months, the U.S. Federal Reserve Board (the Fed) cut short-term interest rates to 1.25% in an effort to stimulate a sagging economy. At the same time, accounting scandals and fraud in some of this country's largest companies were front-page news. Stocks plunged across all industries, and corporate bonds mirrored stock performance. Investment-grade bonds, even those issued by companies with clean balance sheets, became much less attractive to potential buyers. In July of 2002, the high-yield market declined severely when the number of companies that were unable to make timely principal and/or interest payments rose to new levels. There was a flight to quality as investors sold their corporate bonds in favor of the safety offered by U.S. government securities. International bond markets performed much better than their U.S. counterparts because they were not as severely affected by accounting scandals. Also, technology and telecommunications, two of the worst performing industries for the period, represented a much smaller proportion of the international market and consequently had much less impact on overall market performance.

BRIGHT SPOTS IN QUALITY, INTERNATIONAL, AND BANKING
Generally, the fund's focus on high-quality bonds helped its performance throughout the past 12 months. For example, our holdings in U.S. Treasury and government agency bonds generated positive returns for the fund even though we were underweighted in those areas relative to the Lehman Government Bond Index. U.S. Treasury bills and U.S. government bonds fluctuate in value, but they are guaranteed as to the timely payment of interest and, if held to maturity, provide a guaranteed return of principal.

International investments in Germany, the United Kingdom, and "dollar bloc" countries such as Canada also performed well for the fund. These issues offered higher yields than U.S. Treasury securities and boosted fund performance because of currency gains made when the value of many international currencies rose in comparison to the U.S. dollar.

The fund had a relatively large portion of its portfolio invested in U.S. banks, one of the few groups in the corporate sector that did well. A hot housing market translated into increased mortgage lending that improved business profitability for banks. The banks we held were well-capitalized, had a strong consumer base, and fewer credit problems than many investors expected.

WEAKNESS IN HIGH-YIELD SECTOR AND SELECTED CORPORATE BONDS
Although the fund avoided most of the bonds with significant accounting and corporate governance problems such as Enron and Tyco, it did not escape from the general declines experienced in the high-yield market. Throughout the period, the fund's position in high-yield bonds ranged from 17.5% to 20%. Our high-yield holdings dampened performance when corporate issuers were unable to fulfill their obligations. As the year progressed, our high-yield strategy was to try and increase the fund's diversification across industries, to focus on more liquid issues where there was a ready market for buyers, and to improve the credit quality of our holdings.

OPPORTUNITIES IN MORTGAGE HOLDINGS AND INTERNATIONAL BONDS
The fund's mortgage-backed bonds have done well towards the end of the period, and we think they could continue to be attractive assets to us. We're interested in 15-year mortgage issues for two reasons. First, if the Fed makes further interest rate cuts, as many believe it will, there may be another wave of refinancing, but we think that wave would be the last for the near future. Second, if the Fed does not take action or were to raise interest rates, we believe that maturity range has tended to be less volatile in a potentially rising interest rate market.

We gradually increased the fund's holdings in international bonds over the period. A year ago, the fund held 13.5% of its assets in international issues. At the end of the period, that position was more than 26%. Yields on international bonds such as those from Germany, France, Denmark, and Sweden were higher than the yields on U.S. Treasury securities. We believe that these non-U.S. bonds may offer investors solid income opportunities as well as appreciation potential.

The fund's holdings in emerging market bonds stand at nearly 8% of the portfolio, as of October 31, 2002. We have invested in what we believe is a well diversified group that includes Mexico, Russia, and Bulgaria. All three countries have made solid progress in reforming social, political, and economic policies. As a result, their credit quality has improved and we feel all are much better able to possibly attract investment capital. We believe that Mexico and Russia have been highly successful at reform and see Bulgaria moving in the right direction.

POTENTIAL FOR CHANGE IN CORPORATE BOND MARKETS
Going forward, we expect to see companies continue to clean up and strengthen their balance sheets to improve their credit quality. We would also anticipate less volatility in the bond markets as investors' faith in the corporate bond market is restored. That may have been already happening. In our view, the corporate bond investor's aversion to risk, real or perceived, has begun to shift over the last quarter. Buyers have been starting to come back. If business spending were also to pick up, in our view long-term investors may be well-positioned to see both income and capital appreciation potential.

    Respectfully,

/s/ Peter C. Vaream

    Peter C. Vaream
    Portfolio Manager

Note to Shareholders: Effective March 18, 2002, Peter C. Vaream became portfolio manager of the trust.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   PETER C. VAREAM IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND MANAGES THE INVESTMENT-GRADE BOND, GOVERNMENT SECURITIES AND GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND INSTITUTIONAL ACCOUNTS. HE IS A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP.

   PETER JOINED MFS IN 1992 AND BECAME A PORTFOLIO MANAGER IN 1993. PREVIOUSLY, HE WAS VICE PRESIDENT OF THE FIXED INCOME DEPARTMENT AT THE FIRST BOSTON CORP. FROM 1986 TO 1992. PRIOR TO THAT, HE SERVED AS A CORPORATE FINANCIAL ANALYST.

   PETER EARNED A BACHELOR'S DEGREE IN FINANCE FROM NEW YORK UNIVERSITY. HE IS A MEMBER OF THE LEHMAN BROTHERS INDEX ADVISORY COUNCIL.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------

ADDRESS CHANGE
Please use our new mailing address, effective immediately.

State Street Bank and Trust Company
c/o MFS Service Center, Inc.
P.O. Box 55024
Boston, MA 02205-5024

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To provide a high level of current income through investments in fixed-income securities.

NEW YORK STOCK EXCHANGE SYMBOL: MMT

--------------------------------------------------------------------------------
   PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

   (For the year ended October 31, 2002)

   NET ASSET VALUE PER SHARE
   October 31, 2001                    $6.60
   October 31, 2002                    $6.32

   NEW YORK STOCK EXCHANGE PRICE
   October 31, 2001                    $6.06
   June 6, 2002 (high)*                $6.23
   October 23, 2002 (low)*             $5.53
   October 31, 2002                    $5.69

   *For the period November 1, 2001, through October 31, 2002.

--------------------------------------------------------------------------------

RISK CONSIDERATIONS

Government guarantees apply to underlying securities only and not to prices and yields of the portfolio.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

These risks may increase share price volatility. Please see the prospectus for details.

NUMBER OF SHAREHOLDERS

As of October 31, 2002, our records indicate that there are 10,084 registered shareholders and approximately 41,000 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:
        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments over $100 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

RESULTS OF SHAREHOLDER MEETINGS (Unaudited)

At the annual meeting of shareholders of MFS Multimarket Income Trust, which was held on October 1, 2002, the following actions were taken:

ITEM 1. Trustees of the trust were elected as follows:

                                       NUMBER OF SHARES
                             -------------------------------------
                                                         WITHHOLD
NOMINEE                             FOR                  AUTHORITY
--------------------------------------------------------------------
William R. Gutow                 75,155,336.035      1,816,252.449
J. Atwood Ives                   75,223,214.831      1,748,373.653
Abby M. O'Neill                  75,060,585.252      1,911,033.232
Jeffrey L. Shames                75,135,124.123      1,836,464.361

ITEM 2. The ratification of the election of Ernst & Young LLP as the independent public accountants to be employed by the trust for the fiscal year ending October 31, 2002.

                               NUMBER OF SHARES
-------------------------------------------------
Affirmative                      75,617,177.463
Against                             642,594.563
Abstain                             711,816.458

PORTFOLIO OF INVESTMENTS -- October 31, 2002

Bonds - 97.7%
-----------------------------------------------------------------------------------------------------------
                                                                          PRINCIPAL AMOUNT
ISSUER                                                                       (000 OMITTED)         VALUE
-----------------------------------------------------------------------------------------------------------
U.S. Bonds - 71.2%
  Advertising & Broadcasting - 4.5%
    Allbritton Communications Co., 9.75s, 2007                                $    1,005       $  1,042,687
    Chancellor Media Corp., 8.125s, 2007                                           1,375          1,430,000
    Chancellor Media Corp., 8.75s, 2007                                            1,000          1,042,500
    Clear Channel Commerce, 6.5s, 2005                                               275            259,847
    Cox Communications Inc., 7.125s, 2012                                          3,805          3,931,277
    Echostar DBS Corp., 9.375s, 2009                                               2,425          2,425,000
    Granite Broadcasting Corp., 10.375s, 2005                                      1,221            940,170
    LIN Holdings Corp., 0s to 2003, 10s, 2008                                      1,500          1,500,000
    LIN Television Corp., 8s, 2008                                                 1,000          1,050,000
    Panamsat Corp., 8.5s, 2012##                                                   2,315          2,083,500
    Paxson Communications Corp., 0s to 2006, 12.25s, 2009                          2,275          1,114,750
    Radio One, Inc., 8.875s, 2011                                                  1,425          1,521,187
    Reed Elsevier Capital Inc., 6.125s, 2006                                         230            248,371
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                               1,400          1,417,500
    Tele Communications, Inc., 9.8s, 2012                                          1,075          1,171,750
    Young Broadcasting, Inc., 8.5s, 2008                                           2,750          2,784,375
                                                                                               ------------
                                                                                               $ 23,962,914
-------------------------------------------------------------------------------------------------------------
  Aerospace - 0.1%
    Argo-Tech Corp., 8.625s, 2007                                             $      165       $    107,250
    K & F Industries, Inc., 9.25s, 2007                                              200            204,000
                                                                                               ------------
                                                                                               $    311,250
-------------------------------------------------------------------------------------------------------------
  Airlines
    Airplane Pass-Through Trust, 10.875s, 2019                                $      247       $      4,939
-------------------------------------------------------------------------------------------------------------
  Apparel & Textiles
    Westpoint Stevens, Inc., 7.875s, 2008                                     $    1,225           $330,750
-------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.2%
    Bank America Corp., 7.4s, 2011                                            $    2,355       $  2,745,749
    Beaver Valley Funding Corp. II, 9s, 2017                                       1,491          1,595,131
    Credit Suisse First Boston USA, 6.5s, 2012                                     1,882          1,959,708
                                                                                               ------------
                                                                                               $  6,300,588
-------------------------------------------------------------------------------------------------------------
  Building - 1.0%
    American Standard, Inc., 7.375s, 2008                                     $    2,415       $  2,511,600
    CRH America Inc., 6.95s, 2012                                                  1,208          1,333,787
    Nortek, Inc., 9.25s, 2007                                                        125            123,750
    Nortek, Inc., 8.875s, 2008                                                     1,215          1,178,550
                                                                                               ------------
                                                                                               $  5,147,687
-------------------------------------------------------------------------------------------------------------
  Business Services - 0.9%
    Iron Mountain, Inc., 8.625s, 2013                                         $      985       $  1,026,862
    Iron Mountain, Inc., 8.75s, 2009                                               1,600          1,672,000
    Williams Scotsman, Inc., 9.875s, 2007                                          2,725          2,193,625
                                                                                               ------------
                                                                                               $  4,892,487
-------------------------------------------------------------------------------------------------------------
  Chemicals - 0.4%
    Huntsman ICI Holdings, 10.125s, 2009                                      $    1,550       $  1,209,000
    Lyondell Chemical Co., 9.875s, 2007                                            1,060          1,012,300
                                                                                               ------------
                                                                                               $  2,221,300
-------------------------------------------------------------------------------------------------------------
  Construction Services - 0.5%
    D.R. Horton, Inc., 8s, 2009                                               $    2,665       $  2,625,025
-------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.2%
    Kindercare Learning Centers, Inc., 9.5s, 2009                             $      350       $    329,437
    Samsonite Corp., 10.75s, 2008                                                    740            555,000
                                                                                               ------------
                                                                                               $    884,437
-------------------------------------------------------------------------------------------------------------
  Containers - 0.8%
    Ball Corp., 7.75s, 2006                                                   $      500       $    517,500
    Owens-Brockway, 8.875s, 2009                                                   2,000          2,055,000
    Silgan Holdings, Inc., 9s, 2009                                                1,500          1,560,000
                                                                                               ------------
                                                                                               $  4,132,500
-------------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 9.5%
    Amresco Commercial Mortgage Funding I Corp., 7s, 2029                     $    3,570       $  3,547,827
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                              8,000          6,813,841
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2020                    2,466          1,961,869
    DLJ Mortgage Acceptance Corp., 8s, 2003                                        5,097          5,116,063
    First Union Lehman Brothers Bank, 0s, 2028                                    87,875          2,490,723
    GMAC Commercial Mortgage Security, Inc., 6.02s, 2033                           5,800          5,129,375
    Morgan Stanley Capital I, Inc., 7.723s, 2039                                   5,560          5,246,699
    Mortgage Capital Funding, Inc., 7.214s, 2007                                   2,250          2,136,051
    Nationslink Funding Corp., 5s, 2009                                            5,460          4,578,756
    Nationslink Funding Corp., 6.476s, 2030                                        4,000          4,470,432
    Residential Accredit Loans Inc., 7.75s, 2027                                   2,215          2,250,602
    TIAA Retail Commercial Mortgage Trust, 7.17s, 2032##                           6,159          6,787,089
                                                                                               ------------
                                                                                               $ 50,529,327
-------------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.3%
    L3 Communications Corp., 7.625s, 2012                                     $    1,455       $  1,505,925
-------------------------------------------------------------------------------------------------------------
  Energy - 1.2%
    Ocean Energy Inc., 4.375s, 2007                                           $      908       $    917,770
    P&L Coal Holdings Corp., 9.625s, 2008                                          1,411          1,481,550
    Triton Energy Ltd., 9.25s, 2005                                                3,500          3,937,500
                                                                                               ------------
                                                                                               $  6,336,820
-------------------------------------------------------------------------------------------------------------
  Energy - Independent - 1.0%
    Chesapeake Energy Corp., 8.125s, 2011##                                   $    2,520       $  2,570,400
    Devon Financing Corp., 6.875s, 2011                                            2,504          2,778,827
                                                                                               ------------
                                                                                               $  5,349,227
-------------------------------------------------------------------------------------------------------------
  Entertainment - 0.6%
    Regal Cinemas Corp., 9.375s, 2012                                         $    2,425       $  2,534,125
    Time Warner Entertainment Co. LP, 8.875s, 2012                                   419            460,197
                                                                                               ------------
                                                                                               $  2,994,322
-------------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.7%
    Boeing Capital Corp., 5.75s, 2007                                         $    1,153       $  1,190,312
    Ford Motor Credit Co., 5.625s, 2004                                              255            248,777
    Ford Motor Credit Co., 7.375s, 2011                                            2,431          2,172,595
    General Electric Capital Corp., 6s, 2012                                       2,422          2,572,828
    GMAC, 6s, 2006                                                                   375            352,718
    GMAC, 7s, 2012                                                                 2,610          2,405,402
                                                                                               ------------
                                                                                               $  8,942,632
-------------------------------------------------------------------------------------------------------------
  Financial Services - 0.2%
    Sprint Capital Corp., 6.875s, 2028                                        $    1,501       $    995,321
-------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.6%
    Burns Philp Capital Property Ltd., 9.75s, 2012##                          $    3,480       $  3,410,400
-------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.0%
    Buckeye Cellulose Corp., 9.25s, 2008                                      $    2,150       $  1,634,000
    MDP Acquisitions PLC, 9.625s, 2012##                                             940            963,500
    Meadwestvaco Corp., 6.85s, 2012                                                1,000          1,062,570
    Weyerhaeuser Company, 6.75s, 2012                                              1,456          1,526,044
                                                                                               ------------
                                                                                               $  5,186,114
-------------------------------------------------------------------------------------------------------------
  Gaming - 1.3%
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                  $    1,295       $  1,359,750
    MGM Mirage, Inc., 8.375s, 2011                                                 2,700          2,828,250
    Park Place Entertainment Corp., 8.875s, 2008                                   2,540          2,641,600
                                                                                               ------------
                                                                                               $  6,829,600
-------------------------------------------------------------------------------------------------------------
  Insurance - 0.4%
    Americo Life, Inc., 9.25s, 2005                                           $    2,225       $  2,180,500
-------------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.5%
    Allstate Corp., 7.2s, 2009                                                $    1,703       $  1,922,724
    Willis Corroon Corp., 9s, 2009                                                   685            719,250
                                                                                               ------------
                                                                                               $  2,641,974
-------------------------------------------------------------------------------------------------------------
  Lodging - 0.5%
    HMH Properties, Inc., 8.45s, 2008                                         $    2,635       $  2,529,600
-------------------------------------------------------------------------------------------------------------
  Machinery - 0.8%
    Agco Corp., 9.5s, 2008                                                    $    2,000       $  2,100,000
    New Terex Corp., 8.875s, 2008                                                    960            820,800
    Terex Corp., 9.25s, 2011                                                       1,380          1,186,800
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008
      (In default)                                                                   230             62,100
                                                                                               ------------
                                                                                               $  4,169,700
-------------------------------------------------------------------------------------------------------------
  Media - 0.8%
    CSC Holdings, Inc., 8.125s, 2009                                          $    3,469       $  2,879,270
    Jones Intercable, Inc., 8.875s, 2007                                           1,500          1,462,500
                                                                                               ------------
                                                                                               $  4,341,770
-------------------------------------------------------------------------------------------------------------
  Media - Cable - 0.5%
    Lenfest Communications, Inc., 10.5s, 2006                                 $      500       $    502,500
    Mediacom Broadband LLC, 11s, 2013                                              2,600          2,249,000
    NTL Communications Corp., 0s to 2003, 12.375s, 2008
      (In default)                                                                 1,025             56,375
    NTL, Inc., 0s to 2003, 9.75s, 2008 (In default)##                              1,860            116,250
                                                                                               ------------
                                                                                               $  2,924,125
-------------------------------------------------------------------------------------------------------------
  Media Satellite - 1.5%
    Grupo Elektra S.A. de C.V., 12s, 2008                                     $       45       $     40,050
    GS Escrow Corp., 7s, 2003                                                      5,210          5,349,591
    Kinder Morgan Energy Partners, 7.4s, 2031                                      2,282          2,350,613
                                                                                               ------------
                                                                                               $  7,740,254
-------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.5%
    Fisher Scientific International Inc., 8.125s, 2012                        $    1,305       $  1,324,575
    Tenet Healthcare Corp., 6.375s, 2011                                           1,212          1,283,342
                                                                                               ------------
                                                                                               $  2,607,917
-------------------------------------------------------------------------------------------------------------
  Metals & Minerals
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                           $      175       $    107,625
-------------------------------------------------------------------------------------------------------------
  Municipals - 1.1%
    New Jersey Economic Development Authority, 5.5s, 2012                     $    1,500       $  1,709,775
    State of Massachusetts, 5.5s, 2013                                             3,620          4,150,040
                                                                                               ------------
                                                                                               $  5,859,815
-------------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    AmeriGas Partners LP, 10.125s, 2007                                       $      510       $    517,650
-------------------------------------------------------------------------------------------------------------
  Oils - 0.2%
    Valero Energy Corp., 6.875s, 2012                                         $    1,331       $  1,283,385
-------------------------------------------------------------------------------------------------------------
  Pollution Control - 0.4%
    Allied Waste North America, Inc., 10s, 2009                               $    2,375       $  2,280,000
-------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.2%
    Hollinger International Publishing, 9.25s, 2007                           $    1,250       $  1,256,250
-------------------------------------------------------------------------------------------------------------
  Real Estate - 0.2%
    Vornado Reality Trust, 5.625s, 2007                                       $    1,266       $  1,295,845
-------------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.5%
    Starwood Hotels & Resorts, 7.875s, 2012##                                 $    2,600       $  2,489,500
-------------------------------------------------------------------------------------------------------------
  Small Business Administration - 0.4%
    Small Business Administration, 5.34s, 2021                                $    1,968       $  2,017,133
-------------------------------------------------------------------------------------------------------------
  Steel - 0.1%
    Kaiser Aluminum & Chemical Corp., 9.875s, 2049 (In default)               $    1,015       $    624,225
    WCI Steel, Inc., 10s, 2004                                                       565            135,600
                                                                                               ------------
                                                                                               $    759,825
-------------------------------------------------------------------------------------------------------------
  Stores - 0.3%
    Gap, Inc., 10.55s, 2008                                                   $    1,330       $  1,349,950
-------------------------------------------------------------------------------------------------------------
  Supermarkets - 0.3%
    Fleming Cos., Inc., 9.25s, 2010                                           $    1,695       $  1,389,900
-------------------------------------------------------------------------------------------------------------
  Technology - 0.6%
    Unisystem Corp., 7.875s, 2008                                             $    3,250       $  3,250,000
-------------------------------------------------------------------------------------------------------------
  Telecommunications - 2.6%
    Continental Cablevision, Inc., 9.5s, 2013                                 $    5,000       $  4,997,950
    TCI Communications Financing III, 9.65s, 2027                                  5,000          4,000,000
    Time Warner Inc., 6.95s, 2028                                                  1,342          1,144,798
    Triton PCS, Inc., 0s to 2003, 11s, 2008                                        1,460          1,065,800
    Turner Broadcasting Systems, Inc., 8.4s, 2024                                  3,000          2,828,793
                                                                                               ------------
                                                                                               $ 14,037,341
-------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.4%
    Centennial Cellular Operating Co., 10.75s, 2008                           $      500       $    225,000
    Rural Cellular Corp., 9.75s, 2010                                              1,125            466,875
    Verizon Wireless Capital LLC, 5.375s, 2006##                                   1,221          1,205,554
                                                                                               ------------
                                                                                               $  1,897,429
-------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline
    ICG Holdings, Inc., 0s to 2001, 12.5s, 2006 (In default)                  $      460       $      1,725
    Worldwide Fiber, Inc., 12s, 2009 (In default)                                    500                 50
                                                                                               ------------
                                                                                               $      1,775
-------------------------------------------------------------------------------------------------------------
  Tire & Rubber
    Day International Group, Inc., 11.125s, 2005                              $      105           $105,000
-------------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 15.0%
    Financing Corp., 9.4s, 2018                                               $   12,000       $ 17,142,888
    FNMA, 6s, 2016                                                                 9,100          9,483,568
    FNMA, 5.5s, 2017                                                               8,549          8,975,853
    FNMA, 6.5s, 2031                                                              17,003         17,623,285
    GNMA, 6.5s, 2028                                                              12,585         13,142,152
    GNMA, 7s, 2031                                                                12,185         12,762,100
                                                                                               ------------
                                                                                               $ 79,129,846
-------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 11.5%
    U.S. Treasury Bonds, 0s, 2023                                             $    3,867       $  1,268,504
    U.S. Treasury Bonds, 6.875s, 2025                                              8,000          9,885,624
    U.S. Treasury Bonds, 6.25s, 2030                                               2,276          2,643,626
    U.S. Treasury Notes, 4.625s, 2006                                             13,202         14,223,095
    U.S. Treasury Notes, 3.25s, 2007                                              15,000         15,345,120
    U.S. Treasury Notes, 3.375s, 2007                                              2,409          2,588,057
    U.S. Treasury Notes, 5s, 2011                                                  6,220          6,783,265
    U.S. Treasury Notes, 4.375s, 2012                                              7,828          8,126,443
                                                                                               ------------
                                                                                               $ 60,863,734
-------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.4%
    BVPS II Funding Corp., 8.68s, 2017                                        $      928       $    953,613
    Firstenegy Corp., 5.5s, 2006                                                   2,278          2,199,682
    Midamerican Energy Holdings Co., 5.875s, 2012                                  3,973          3,904,724
    Niagara Mohawk Power Corp., 8.77s, 2018                                        2,354          2,466,733
    Northwestern Corp., 7.875s, 2007##                                             1,388          1,030,289
    Progress Energy Inc., 5.85s, 2008                                              2,501          2,461,409
    PSEG Power LLC, 7.75s, 2011                                                    2,511          2,259,900
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                                 2,511          2,519,976
                                                                                               ------------
                                                                                               $ 17,796,326
-------------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.4%
    AT&T Corp., 6.5s, 2029                                                    $    2,000       $  1,720,000
    Verizon Global Funding Corp., 7.375s, 2012                                     4,953          5,451,574
                                                                                               ------------
                                                                                               $  7,171,574
-------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                               $376,889,308
-------------------------------------------------------------------------------------------------------------
Foreign Bonds - 26.5%
  Algeria - 0.1%
    Republic of Algeria, 2.875s, 2004                                         $       93       $     86,025
    Republic of Algeria, 2.625s, 2010                                                484            426,958
                                                                                               ------------
                                                                                               $    512,983
-------------------------------------------------------------------------------------------------------------
  Austria - 0.2%
    Republic of Austria, 5.5s, 2007                                          EUR   1,208       $  1,276,633
-------------------------------------------------------------------------------------------------------------
  Brazil - 0.3%
    Federal Republic of Brazil, 8s, 2014                                      $      581       $    337,837
    Federal Republic of Brazil, 8.875s, 2024                                         882            412,335
    Federal Republic of Brazil, 10.125s, 2027                                        875            441,875
    Federal Republic of Brazil, 12.25s, 2030                                         302            175,160
    Federal Republic of Brazil, 11s, 2040                                             30             16,125
                                                                                               ------------
                                                                                               $  1,383,332
-------------------------------------------------------------------------------------------------------------
  Bulgaria - 1.1%
    Republic of Bulgaria, 7.5s, 2013##                                       EUR   4,341       $  4,336,279
    Republic of Bulgaria, 8.25s, 2015                                         $       66             70,125
    Republic of Bulgaria, 8.25s, 2015##                                            1,278          1,364,265
                                                                                               ------------
                                                                                               $  5,770,669
-------------------------------------------------------------------------------------------------------------
  Canada - 3.0%
    Abitibi Consolidated Inc., 8.55s, 2010 (Forest &
      Paper Products)                                                         $    1,384       $  1,430,869
    Abitibi Consolidated Inc., 8.85s, 2030 (Forest &
      Paper Products)                                                              1,425          1,360,553
    Government of Canada, 5.75s, 2006                                        CAD   2,591          1,766,535
    Government of Canada, 5.5s, 2009                                               8,702          5,846,008
    Government of Canada, 5.25s, 2012                                              8,683          5,650,965
                                                                                               ------------
                                                                                               $ 16,054,930
-------------------------------------------------------------------------------------------------------------
  Colombia
    Republic of Colombia, 10s, 2012                                           $      217       $    195,843
    Republic of Colombia, 11.75s, 2020                                                35             32,935
                                                                                               ------------
                                                                                               $    228,778
-------------------------------------------------------------------------------------------------------------
  Denmark - 0.6%
    Kingdom of Denmark, 7s, 2007                                             DKK  20,088       $  3,012,014
-------------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.2%
    Dominican Republic, 9.5s, 2006##                                          $      987       $  1,036,350
-------------------------------------------------------------------------------------------------------------
  Ecuador
    Republic of Ecuador, 12s, 2012                                            $      150       $     77,625
-------------------------------------------------------------------------------------------------------------
  France - 1.1%
    Danone Groupe, 5.625s, 2003 (Food & Beverage)                            EUR      50       $     49,925
    France Telecom S.A., 8.7s, 2006 (Telecommunications - Wireline)           $      105            112,488
    Republic of France, 4.75s, 2012                                          EUR   3,882          3,880,938
    Republic of France, 5s, 2012                                                     400            408,317
    SNCF, 7.5s, 2008 (Railroad & Shipping)                                           750            857,681
    Vivendi Enviroment, 5.875s, 2008 (Pollution Control)                             250            251,106
                                                                                               ------------
                                                                                               $  5,560,455
-------------------------------------------------------------------------------------------------------------
  Germany - 7.3%
    Coca Cola Erfrischungsgetranke AG, 5.875s, 2005 (Beverages)               $      600       $    621,382
    Depfa Deutsche Pfandbriefbk, 5.5s, 2010                                  EUR     960            998,964
    Europa Two Ltd, 3.635s, 2027                                                     392            387,733
    Federal Republic of Germany, 4s, 2009                                          5,360          5,230,917
    Federal Republic of Germany, 4.5s, 2009                                       30,188         30,445,374
    Kreditanstalt Fur Wiederaufbau, 4.75s, 2006 (Banks &
      Credit Cos.)                                                                   750            769,504
    Societe Generale Capital Trust I, 7.875s, 2049 (Banks &
      Credit Cos.)                                                                   300            326,655
                                                                                               ------------
                                                                                               $ 38,780,529
-------------------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.2%
    Pemex Finance Ltd., 9.69s, 2009 (Finance)                                 $      905       $  1,067,402
-------------------------------------------------------------------------------------------------------------
  Greece - 0.5%
    Fage Dairy Industries S.A., 9s, 2007 (Food & Beverage Products)           $    2,770       $  2,645,350
-------------------------------------------------------------------------------------------------------------
  Hungary
    Government of Hungary, 10s, 2003                                         HUF  55,000       $    225,772
-------------------------------------------------------------------------------------------------------------
  Ireland - 0.6%
    Bank Of Ireland UK Holdings, 1s, 2049                                    EUR     500       $    537,291
    Republic of Ireland, 5s, 2013                                                  2,479          2,505,077
                                                                                               ------------
                                                                                               $  3,042,368
-------------------------------------------------------------------------------------------------------------
  Italy - 0.9%
    Republic of Italy, 4.5s, 2005                                            EUR   4,745       $  4,824,442
-------------------------------------------------------------------------------------------------------------
  Kazakhstan - 0.2%
    Hurricane Hydrocarbons Ltd. (Oils), 12s, 2006                             $       30       $     30,450
    Kazkommerts International B.V., 10.125s, 2007 (Banks &
      Credit Cos.)##                                                                  50             53,125
    Kaztransoil Co., 8.5s, 2006 (Oil Services)##                                   1,127          1,157,992
                                                                                               ------------
                                                                                               $  1,241,567
-------------------------------------------------------------------------------------------------------------
  Malaysia - 0.2%
    Petroliam Nasional Berhad, 7.75s, 2015 (Oils)                             $      999       $  1,115,383
    Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##                             100            103,516
                                                                                               ------------
                                                                                               $  1,218,899
-------------------------------------------------------------------------------------------------------------
  Mexico - 1.4%
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)##                        $    1,280       $  1,395,200
    Durango Corp., 13.125s, 2006 (Forest & Paper Products)                         1,315            841,600
    Durango Corp. S.A. de C.V., 13.75s, 2009 (Forest & Paper
      Products)##                                                                     25             15,250
    Pemex Project Funding Master Trust, 9.125s, 2010 (Finance)                        83             89,972
    Pemex Project Funding Master Trust 144A, 8.625s, 2022
      (Finance)##                                                                    115            113,563
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                                           649            683,072
    TFM S.A. de C.V., 11.75s, 2009                                                    35             32,900
    TFM S.A. de C.V., 12.5s, 2012##                                                   30             29,325
    United Mexican States, 11.375s, 2016                                              45             56,925
    United Mexican States, 8.125s, 2019                                               56             55,860
    United Mexican States, 11.5s, 2026                                             3,191          4,105,305
    United Mexican States, 8.3s, 2031                                                 72             71,460
                                                                                               ------------
                                                                                               $  7,490,432
-------------------------------------------------------------------------------------------------------------
  Netherlands - 0.4%
    Kingdom Of Netherlands, 5s, 2012                                         EUR   1,812       $  1,844,843
-------------------------------------------------------------------------------------------------------------
  New Zealand - 0.2%
    Government of New Zealand, 8s, 2006                                      NZD   2,270       $  1,180,136
-------------------------------------------------------------------------------------------------------------
  Norway - 0.3%
    Kingdom of Norway, 5.5s, 2009                                            NOK  11,842       $  1,540,264
-------------------------------------------------------------------------------------------------------------
  Panama - 0.5%
    Republic of Panama, 9.375s, 2012                                          $    1,189       $  1,260,072
    Republic of Panama, 10.75s, 2020                                               1,101          1,178,070
                                                                                               ------------
                                                                                               $  2,438,142
-------------------------------------------------------------------------------------------------------------
  Peru
    Republic of Peru, 4s, 2017                                                $      169       $    108,583
-------------------------------------------------------------------------------------------------------------
  Philippines
    Philippines Republic, 10.625s, 2025                                       $       48       $     49,440
-------------------------------------------------------------------------------------------------------------
  Poland - 0.1%
    PTC International Finance B.V., 0s to 2002, 10.75s, 2007
      (Telecommunications)                                                    $      532       $    542,640
-------------------------------------------------------------------------------------------------------------
  Romania
    Republic of Romania, 8.5s, 2012                                          EUR      27       $     27,884
-------------------------------------------------------------------------------------------------------------
  Russia - 1.9%
    Mobile Telesystems Fin S.A., 10.95s, 2004 (Telecommunications -
      Wireline)                                                               $    2,500         $2,575,000
    Russian Federation, 3s, 2006                                                   4,880          3,770,875
    Russian Federation, 12.75s, 2028                                               1,332          1,718,280
    Russian Federation, 5s, 2030##                                                 2,203          1,679,445
    Tyumen Oil, 11s, 2007 (Oil Services)##                                            43             43,720
                                                                                               ------------
                                                                                               $  9,787,320
-------------------------------------------------------------------------------------------------------------
  Singapore - 0.9%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks &
      Credit Cos.)##                                                          $    2,348       $  2,536,615
    Flextronics International Ltd., 9.875s, 2010 (Electronics)                     1,890          1,965,600
                                                                                               ------------
                                                                                               $  4,502,215
-------------------------------------------------------------------------------------------------------------
  South Africa
    Republic of South Africa, 7.375s, 2012                                    $      167       $    175,768
-------------------------------------------------------------------------------------------------------------
  South Korea - 0.5%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)##                         $    2,255       $  2,655,080
-------------------------------------------------------------------------------------------------------------
  Spain - 1.8%
    Kingdom of Spain, 7s, 2005                                                $    4,988         $5,568,089
    Kingdom of Spain, 5.35s, 2011                                            EUR   3,847          4,013,629
                                                                                               ------------
                                                                                               $  9,581,718
-------------------------------------------------------------------------------------------------------------
  Supra-National - 0.2%
    European Investment Bank, 5.375s, 2012                                   EUR     750       $    778,451
-------------------------------------------------------------------------------------------------------------
  Sweden - 0.3%
    Kingdom of Sweden, 5.5s, 2012                                            SEK  11,745       $  1,318,262
-------------------------------------------------------------------------------------------------------------
  Tunisia
    Banque Centrale De Tunisie, 7.375s, 2012                                  $       25       $     25,750
-------------------------------------------------------------------------------------------------------------
  United Kingdom - 1.5%
    Barclays Bank PLC, 8.55s, 2049 (Banks & Credit Cos.)##                    $    2,259       $  2,709,009
    Dolphin Telecom PLC, 0s to 2003, 11.50s, 2008
      (Telecommunications - Wireless) (In default)                                 2,515                252
    Global Tele-Systems Ltd., 10.875s, 2008 (Telecommunications -
      Wireline)                                                                      165                 17
    Granites Mortgages PLC, 5.15s, 2042 (Real Estate)                        EUR     350            359,525
    Hoteloc PLC, 4.386s, 2007 (Commercial Mortgages)                         GBP     450            703,395
    National Westminster Bank PLC, 6.625s, 2049 (Banks &
      Credit Cos.)                                                           EUR     330            348,212
    Ono Finance PLC, 13s, 2009 (Media - Cable)                                $      750            165,000
    Ono Finance PLC, 14s, 2011 (Media - Cable)                                     1,000            220,000
    Rolls Royce PLC, 6.375s, 2007 (Aerospace)                                EUR     300            297,579
    Telewest Communications PLC, 9.625s, 2006 (Media - Cable)                 $      350             40,250
    United Kingdom Treasury, 7.25s, 2007                                     GBP   1,756          3,105,615
    Vodafone Airtouch PLC, 5.75s, 2006 (Telecommunications)                  EUR     140            143,761
                                                                                               ------------
                                                                                               $  8,092,615
-------------------------------------------------------------------------------------------------------------
  Venezuela
    Republic of Venezuela, 9.25s, 2027                                        $       49       $     33,688
-------------------------------------------------------------------------------------------------------------
  Vietnam
    Republic of Vietnam, 3.5s, 2028                                           $      110       $     68,200
-------------------------------------------------------------------------------------------------------------
  Ukraine
    Ukraine Republic, 11s, 2007                                               $       67       $     68,880
-------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                            $140,270,409
-------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $515,392,531)                                                    $517,159,717
-------------------------------------------------------------------------------------------------------------

Stocks - 0.2%
-------------------------------------------------------------------------------------------------------------
                                                                                  SHARES
-------------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.2%
  Apparel & Textiles - 0.1%
    Sind Holdings, Inc.                                                                6       $    371,800
-------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services
    RJ Reynolds Tobacco Holdings, Inc.                                             2,302       $     93,346
-------------------------------------------------------------------------------------------------------------
  Metals & Minerals
    Metal Management, Inc.*                                                       62,567       $    250,268
-------------------------------------------------------------------------------------------------------------
  Printing & Publishing
    Golden Books Family Entertainment, Inc.*                                      19,975       $        400
-------------------------------------------------------------------------------------------------------------
  Utilities - Telephone
    ITC Deltacom Inc.*                                                           112,647       $    251,315
-------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                              $    967,129
-------------------------------------------------------------------------------------------------------------
Foreign Stocks
  United Kingdom
    Colt Telecom Group PLC, ADR (Telecommunications - Wireline)*                   1,440       $      2,851
-------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,736,111)                                                     $    969,980
-------------------------------------------------------------------------------------------------------------

Convertible Bonds - 0.1%
-------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
                                                                           (000 OMITTED)
-------------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.1%
  Italy - 0.1%
    Telecom Italia S.p.A., 6.25s, 2012 (Telecommunications -
      Wireline)                                                              EUR     290       $    284,647
-------------------------------------------------------------------------------------------------------------
  United Kingdom
    Fortis Capital Co., 6.25s, 2049 (Banks & Credit Cos.)                    EUR     155       $    150,430
-------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $387,299)                                            $    435,077
-------------------------------------------------------------------------------------------------------------

Warrants
-------------------------------------------------------------------------------------------------------------
ISSUER                                                                            SHARES              VALUE
-------------------------------------------------------------------------------------------------------------
    Ono Finance PLC, Expire 2/15/11 (Media - Cable)*                               1,000                $10
    Loral Orion Network Systems, Inc., (Senior Note),
      Expire 1/15/07 (Telecommunications - Wireline)*                              1,625              1,625
    Loral Orion Network Systems, Inc., (Senior Note with Discount),
      Expire 1/15/07 (Telecommunications - Wireline)*                                700              3,500
-------------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $166,689)                                                     $      5,135
-------------------------------------------------------------------------------------------------------------
Rights
-------------------------------------------------------------------------------------------------------------
    United Mexican States*                                                       501,000       $      1,253
-------------------------------------------------------------------------------------------------------------
Total Rights (Identified Cost, $0)                                                             $      1,253
-------------------------------------------------------------------------------------------------------------
Repurchase Agreement - 1.7%
-------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
                                                                           (000 OMITTED)
-------------------------------------------------------------------------------------------------------------
    Goldman Sachs Group, LP dated 10/31/02 due 11/01/02, total to be received $8,822,466 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded account), at
      Cost                                                                    $    8,822       $  8,822,000
-------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $526,504,630)                                              $527,393,162
Other Assets, Less Liabilities - 0.3%                                                             1,551,353
-------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                            $528,944,515
-------------------------------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

CAD    = Canadian Dollars                NOK  = Norwegian Krone
DKK    = Danish Krone                    NZD  = New Zealand Dollar
EUR    = Euro                            SEK  = Swedish Kronor
GBP    = British Pounds                  THB  = Thai Baht
HUF    = Hungarian Forint                TRL  = Turkish Lira
MXN    = Mexican Peso                    ZAR  = South African Rand

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
OCTOBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $526,504,630)       $527,393,162
  Cash                                                             238,794
  Receivable for forward foreign currency exchange
    contracts                                                      111,701
  Receivable for investments sold                               14,981,789
  Interest and dividends receivable                              8,604,907
  Other assets                                                       3,434
                                                              ------------
      Total assets                                            $551,333,787
                                                              ------------
Liabilities:
  Distributions payable                                       $    227,782
  Payable for forward foreign currency exchange contracts           67,815
  Payable for forward foreign currency exchange contracts
    subject to
    master netting agreements                                    1,415,702
  Payable for investments purchased                             20,174,653
  Payable for trust shares reacquired                               84,000
  Payable to affiliates -
    Management fee                                                   1,494
    Transfer and dividend disbursing agent fee                       5,000
  Accrued expenses and other liabilities                           412,826
                                                              ------------
      Total liabilities                                       $ 22,389,272
                                                              ------------
Net assets                                                    $528,944,515
                                                              ============
Net assets consist of:
  Paid-in capital                                             $635,050,980
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                  (466,301)
  Accumulated net realized loss on investments and foreign
    currency transactions                                     (105,105,253)
  Accumulated net investment loss                                 (534,911)
                                                              ------------
      Total                                                   $528,944,515
                                                              ============
Shares of beneficial interest outstanding (90,140,454
  issued, less 6,388,302 treasury shares)                      83,752,152
                                                               ==========
Net asset value per share (net assets of $528,944,515 /
  83,752,152 shares of beneficial interest outstanding)          $6.32
                                                                 =====
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2002
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                   $  39,133,781
    Dividends                                                        638,904
                                                               -------------
      Total investment income                                  $  39,772,685
                                                               -------------
  Expenses -
    Management fee                                             $   3,970,566
    Trustees" compensation                                            59,945
    Custodian fee                                                    254,246
    Transfer and dividend disbursing agent fee                       191,262
    Administrative fee                                                50,318
    Auditing fees                                                     30,280
    Legal fees                                                           389
    Postage                                                           50,758
    Printing                                                          38,445
    Stock exchange fee                                                73,666
    Miscellaneous                                                    417,062
                                                               -------------
      Total expenses                                           $   5,136,937
    Fees paid indirectly                                             (40,587)
                                                               -------------
      Net expenses                                             $   5,096,350
                                                               -------------
        Net investment income                                  $  34,676,335
                                                               -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      (35,600,323)
    Written option transactions                                    2,762,059
    Foreign currency transactions                                 (1,480,584)
                                                               -------------
        Net realized loss on investments and foreign
         currency transactions                                 $ (34,318,848)
                                                               -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                $  14,593,282
    Written options                                                 (740,791)
    Translation of assets and liabilities in
      foreign currencies                                          (2,363,847)
                                                               -------------
      Net unrealized gain on investments and foreign
        currency translation                                   $  11,488,644
                                                               -------------
        Net realized and unrealized loss on
          investments and foreign currency                     $ (22,830,204)
                                                               -------------
          Increase in net assets from operations               $  11,846,131
                                                               =============
See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                  2002                          2001
-----------------------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
  Net investment income                                        $  34,676,335                $   42,870,856
  Net realized loss on investments and foreign currency
    transactions                                                 (34,318,848)                  (27,808,738)
  Net unrealized gain on investments and foreign currency
    translation                                                   11,488,644                    22,818,366
                                                               -------------                --------------
      Increase in net assets from operations                   $  11,846,131                $   37,880,484
                                                               -------------                --------------
Distributions declared to shareholders -
  From net investment income                                   $ (35,951,308)               $  (41,366,841)
  From paid-in capital                                                --                        (4,152,826)
                                                               -------------                --------------
    Total distributions declared to shareholders               $ (35,951,308)               $  (45,519,667)
                                                               -------------                --------------
Trust share (principal) transactions -
  Cost of shares reacquired                                    $  (1,717,045)               $   (4,785,254)
                                                               -------------                --------------
    Total decrease in net assets                               $ (25,822,222)               $  (12,424,437)
Net assets:
  At beginning of year                                           554,766,737                   567,191,174
                                                               -------------                --------------
  At end of year (including accumulated net investment
    loss of $534,911 and $2,600,974, respectively)             $ 528,944,515                $  554,766,737
                                                               =============                ==============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                              2002               2001             2000             1999            1998
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each year):
Net asset value - beginning of year              $  6.60            $  6.69          $  7.03          $  7.17         $  7.79
                                                  ------            -------          -------          -------         -------
Income from investment operations#(S) -
  Net investment income                          $  0.41            $  0.51          $  0.58          $  0.56         $  0.59
  Net realized and unrealized gain (loss)
    on investments and foreign currency            (0.26)             (0.06)           (0.40)           (0.14)          (0.63)
                                                 -------            -------          -------          -------         -------
      Total from investment operations           $  0.15            $  0.45          $  0.18          $  0.42         $ (0.04)
                                                 -------            -------          -------          -------         -------
Less distributions declared to
  shareholders -
  From net investment income                     $ (0.43)           $ (0.49)         $ (0.41)         $ (0.57)        $ (0.58)
  From paid-in capital                              --                (0.05)           (0.17)            --              --
                                                 -------            -------          -------          -------         -------
      Total distributions declared to
        shareholders                             $ (0.43)           $ (0.54)         $ (0.58)         $ (0.57)        $ (0.58)
                                                 -------            -------          -------          -------         ------
Net increase from repurchase of capital shares   $  0.00+           $  0.00+         $  0.06          $  0.01            --
                                                 -------            -------          -------          -------         -------
Net asset value - end of year                    $  6.32            $  6.60          $  6.69          $  7.03         $  7.17
                                                 =======            =======          =======          =======         =======
Per share market value - end of year             $  5.69            $  6.06          $  6.00          $  6.06         $  6.44
                                                 -------            -------          -------          -------         -------
Total return at market value                        0.90%              9.83%            8.84%            2.81%          (1.89)%
Ratios (to average net assets)/Supplemental data:
  Total expense                                     0.96%              1.06%            1.06%            1.05%           1.05%
  Net investment income(S)                          6.49%              7.65%            8.23%            7.80%           7.70%
Portfolio turnover                                   152%               103%              82%              98%            155%
Net assets at end of year (000 Omitted)         $528,945           $554,767         $567,191         $641,213        $665,881

  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
  +Per share data was less than $0.01.
(S)As required, effective November 1, 2001, the trust has adopted the provisions of the
   AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for years prior to October 31, 2002 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Multimarket Income Trust (the trust) is a non-diversified trust that is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trusts selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex- interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended October 31, 2002 and October 31, 2001 was as follows:

                                    OCTOBER 31, 2002          OCTOBER 31, 2001
--------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                      $35,951,308               $41,366,841
    Long-term capital gain                    --                        --
                                         -----------               -----------
                                         $35,951,308               $41,366,841
    Tax return of capital                     --                     4,152,826
                                         -----------               -----------
Total distributions declared             $35,951,308               $45,519,667
                                         ===========               ===========

During the year ended October 31, 2002, accumulated net investment loss decreased by $3,341,036, accumulated net realized loss on investments and foreign currency transactions increased by $3,341,040, and paid-in capital increased by $4, primarily due to differences between book and tax accounting for currency transactions, amortization and accretion on debt securities, and capital losses. This change had no effect on the net assets or net asset value per share.

As of October 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                                   $     799,075
Undistributed long-term capital gain                                   --
Capital loss carryforward                                        (101,149,308)
Unrealized loss                                                    (3,045,499)
Other temporary differences                                        (2,710,733)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

October 31, 2003                        $  3,003,441
October 31, 2007                          18,400,020
October 31, 2008                          19,415,923
October 31, 2009                          22,359,865
October 31, 2010                          37,970,059
                                        ------------
  Total                                 $101,149,308
                                        ============

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.34% of the trust's average daily net assets and 5.40% of investment income.

The trust pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the trust that will fluctuate with the performance of the trust. Included in Trustees" compensation is a one-time plan transition expense of $11,375 and a net increase of $488 as a result of the change in the trust's pension liability under this plan for the year ended October 31, 2002.

Aministrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                     PURCHASES             SALES
-------------------------------------------------------------------------------------------------
U.S. government securities                                        $262,881,127      $301,369,300
                                                                  ------------      ------------
Investments (non-U.S. government securities)                      $507,400,701      $472,368,250
                                                                  ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $530,460,575
                                                                 ------------
Gross unrealized appreciation                                    $ 19,613,600
Gross unrealized depreciation                                     (22,681,013)
                                                                 ------------
    Net unrealized depreciation                                  $ (3,067,413)
                                                                 ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 90,140,454 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                              YEAR ENDED OCTOBER 31,   YEAR ENDED OCTOBER 31,
                                                 2002                     2001
                              -----------------------  -----------------------
                                 SHARES        AMOUNT     SHARES        AMOUNT
--------------------------------------------------------------------------------
Treasury shares reacquired    (294,300)  $(1,717,045)  (771,000)  $(4,785,254)
                              --------   -----------   --------   -----------
Net decrease                  (294,300)  $(1,717,045)  (771,000)  $(4,785,254)
                              ========   ===========   ========   ===========

In accordance with the provisions of the trust's prospectus, 294,300 shares of beneficial interest were purchased by the trust during year ended October 31, 2002 at an average price per share of $5.83 and a weighted average discount of 9.43% per share. The trust repurchased 771,000 shares of beneficial interest during the year ended October 31, 2001, at an average price per shares of $6.10 and a weighted average discount of 8.73% per share.

(6) Line of Credit
The trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the year ended October 31, 2002, was $4,320. The trust had no borrowings during the year.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the year.

Written Option Transactions
                                    NUMBER OF                    PREMIUMS
                                    CONTRACTS                    RECEIVED
---------------------------------------------------------------------------
Outstanding, beginning of year              4                  $2,826,419
  Options written                          10                      59,630
  Options exercised                        (9)                 (1,195,992)
  Options expired                          (5)                 (1,690,057)
                                          ----                 ----------
Outstanding, end of year                   --                  $    --
                                          ====                 ==========

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                    CONTRACTS TO                            CONTRACTS         APPRECIATION
       SETTLEMENT DATE           DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
       12/16/02         DKK           24,912,080        $ 3,289,822       $ 3,304,083            $(14,261)
       12/16/02         EUR            7,097,764          6,968,709         6,996,428             (27,719)
       12/16/02         GBP            1,874,819          2,902,401         2,922,000             (19,599)
       11/08/02         MXN            1,026,100            101,796           100,978                 818
       11/12/02         ZAR              523,500             50,875            52,296              (1,421)
                                                        -----------       -----------            --------
                                                        $13,313,603       $13,375,785            $(62,182)
                                                        ===========       ===========            ========
Purchases
       12/16/02         DKK              954,663        $   126,469       $   126,617            $    148
       12/16/02         EUR            3,230,861          3,148,959         3,184,734              35,775
       12/16/02         GBP              413,420            638,320           644,336               6,016
  11/08/02-11/29/02     MXN            3,865,431            384,071           379,339              (4,732)
       12/16/02         NZD            3,239,875          1,506,024         1,564,751              58,727
  11/15/02-11/29/02     THB           13,104,000            299,724           302,581               2,857
       11/18/02         TRL      433,084,000,000            252,941           252,858                (83)
  11/12/02-11/29/02     ZAR            2,581,788            249,879           257,239               7,360
                                                        -----------       -----------            --------
                                                        $ 6,606,387       $ 6,712,455            $106,068
                                                        ===========       ===========            ========

At October 31, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $100,077 with Merrill Lynch, $1,275,388 with Deutsche Bank, and $40,237 with CS First Boston.

At October 31, 2002, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Change in Accounting Principle
As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to November 1, 2001, the fund did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $3,979,555 reduction in cost of securities and a corresponding $3,979,555 decrease in net unrealized depreciation, based on securities held by the fund on November 1, 2001.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $42,664, increase net unrealized depreciation by $522,757, and decrease net realized losses by $565,421. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of MFS Multimarket Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Multimarket Income Trust (the Trust), including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Multimarket Income Trust at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Boston, Massachusetts
December 6, 2002

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   FOR THE YEAR ENDED OCTOBER 31, 2002, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 1.73%.

--------------------------------------------------------------------------------

MFS(R) MULTIMARKET INCOME TRUST

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years" duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.
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

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees currently is divided into three classes, each having a term of three years.
Each year the term of one class expires. Each Trustee's term of office expires on the date of the third annual meeting following the election to office of the Trustee's class. Each Trustee will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

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
INVESTMENT ADVISER                                       TRANSFER AGENT, REGISTRAR AND DIVIDEND DISBURSING
Massachusetts Financial Services Company                 AGENT
500 Boylston Street                                      State Street Bank and Trust Company c/o MFS
Boston, MA 02116-3741                                    Service Center, Inc. P.O. Box 55024 Boston, MA
                                                         02205-8016 1-800-637-2304
PORTFOLIO MANAGER
Peter C. Vaream+

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

AUDITORS
Ernst & Young LLP


+ MFS Investment Management
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MFS(R) MULTIMARKET INCOME TRUST                               ---------------
                                                                 PRSRT STD
MFS(R)                                                          U.S. POSTAGE
INVESTMENT MANAGEMENT                                              PAID
                                                                    MFS
500 Boylston Street                                           ---------------
Boston, MA 02116-3741





(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                           MMTCE-2   12/02   65M